                                                               Exhibit 99.2

                                                                     Part A

                             CNL Income Fund, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund, Ltd. (the "Income Fund"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition.


  [_] "FOR" my Income       [_] "AGAINST" my        [_] "ABSTAIN" from
      Fund's participation      Income Fund's           voting with
      in the Acquisition.       participation in        respect to the
                                the Acquisition.        Acquisition.



   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------
Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                             CNL Income Fund, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc.
("APF") for consideration in the form of APF's 7.0% callable notes, due     ,
2004, which are described in the Prospectus/Consent Solicitation as the 7.0% Callable Notes.

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------     -------------------------------------
Signature of Limited Partner     Date     Signature of Co-Owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                          Part B

   This form appoints James M Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
___________________________________    CNL Income Fund, Ltd.
Name:

                                                                     Part A

                            CNL Income Fund II, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund II, Ltd. (the "Income Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition.


   [_] "FOR" my Income       [_] "AGAINST" my        [_] "ABSTAIN" from
       Fund's                     Income Fund's           voting with
       participation in           participation in        respect to the
       the Acquisition.           the Acquisition.        Acquisition.

   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------


Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date


            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                            CNL Income Fund II, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund II, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc.
("APF") for consideration in the form of APF's 7.0% callable notes, due     ,
2004, which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes: I wish to tender my limited partnership Units to APF in exchange for the 7.0% Callable Notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------     -------------------------------------
Signature of Limited Partner     Date     Signature of Co-Owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund II, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
______________________________________  CNL Income Fund II, Ltd.
Name:

                                                                     Part A

                           CNL Income Fund III, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund III, Ltd. (the "Income Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition.


  [_] "FOR" my Income         [_] "AGAINST" my           [_] "ABSTAIN" from
      Fund's                      Income Fund's              voting with
      participation in            participation in           respect to the
      the Acquisition.            the Acquisition.           Acquisition.

   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                           CNL Income Fund III, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund III, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc.
("APF") for consideration in the form of APF's 7.0% Callable Notes, due     ,
2004, which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   -------------------------------------
Signature of Limited Partner     Date   Signature of Co-Owner (if any)   Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund III, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
____________________________________   CNL Income Fund III, Ltd.
Name:

                                                                     Part A

                            CNL Income Fund IV, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund IV, Ltd. (the "Income Fund"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition.


  [_] "FOR" my Income        [_] "AGAINST" my         [_] "ABSTAIN" from
      Fund's                     Income Fund's            voting with
      participation in           participation in         respect to the
      the Acquisition.           the Acquisition.         Acquisition.

   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                            CNL Income Fund IV, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund IV, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for
consideration in the form of APF's 7.0% callable notes, due     , 2004, which
are described in the Prospectus/Consent Solicitation as the "7.0% Callable
Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner     Date   Signature of Co-Owner (if any)   Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund IV, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
______________________________________  CNL Income Fund IV, Ltd.
Name:

                                                                     Part A

                            CNL Income Fund V, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund V, Ltd. (the "Income Fund"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition.


  [_] "FOR" my Income       [_] "AGAINST" my         [_] "ABSTAIN" from
      Fund's                     Income Fund's            voting with
      participation in           participation in         respect to the
      the Acquisition.           the Acquisition.         Acquisition.

   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                            CNL Income Fund V, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund V, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % callable
notes, due     , 2004, which are described in the Prospectus/Consent
Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner     Date   Signature of Co-Owner (if any)   Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund V, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
____________________________________   CNL Income Fund V, Ltd.
Name:

                                                                     Part A

                            CNL Income Fund VI, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund VI, Ltd. (the "Income Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition.


  [_] "FOR" my             [_] "AGAINST" my          [_] "ABSTAIN" from
      Income Fund's             Income Fund's            voting with
      participation in          participation in         respect to the
      the Acquisition.          the Acquisition.         Acquisition.

   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

------------------------------------     ------------------------------------

Signature of Limited Partner    Date     Signature of Co-owner (if any)  Date

           MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)      NAME APPEARS ON THE MAILING LABEL,
                                         UNLESS YOUR NAME IS PRINTED
                                         INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                            CNL Income Fund VI, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund VI, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc.
("APF") for consideration in the form of APF's 7.0% callable notes, due     ,
2004, which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership Units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   -------------------------------------
Signature of Limited Partner     Date   Signature of Co-Owner (if any)   Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund VI, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
______________________________________  CNL Income Fund VI, Ltd.
Name:

                                                                     Part A

                           CNL Income Fund VII, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund VII, Ltd. (the "Income Fund"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition.


 [_]"FOR" my Income         [_]"AGAINST" my           [_]"ABSTAIN" from
    Fund's                     Income Fund's             voting with
    participation in           participation in          respect to the
    the Acquisition.           the Acquisition.          Acquisition.

   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                           CNL Income Fund VII, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund VII, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of APF's 7.0% callable notes, due
    , 2004, which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes: I wish to tender my limited partnership Units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner     Date   Signature of Co-Owner (if any)   Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund VII, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
____________________________________   CNL Income Fund VII, Ltd.
Name:

                                                                     Part A

                           CNL Income Fund VIII, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund VIII, Ltd. (the "Income Fund"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition.


  [_]"FOR" my               [_]"AGAINST" my          [_]"ABSTAIN" from
     Income Fund's             Income Fund's            voting with
     participation in          participation in         respect to the
     the Acquisition.          the Acquisition.         Acquisition.


   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

------------------------------------     ------------------------------------

Signature of Limited Partner    Date     Signature of Co-owner (if any)  Date

           MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)      NAME APPEARS ON THE MAILING LABEL,
                                         UNLESS YOUR NAME IS PRINTED
                                         INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                           CNL Income Fund VIII, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund VIII, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of APF's 7.0% callable notes, due
    , 2004, which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership Units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner     Date   Signature of Co-Owner (if any)      Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR NAME
 (Includes name of the Partnership)     APPEARS ON THE MAILING LABEL, UNLESS
                                        YOUR NAME IS PRINTED INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund VIII, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
______________________________________  CNL Income Fund VIII,
Name:                                   Ltd.

                                                                     Part A

                            CNL Income Fund IX, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund IX, Ltd. (the "Income Fund"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition.


  [_] "FOR" my Income       [_] "AGAINST" my        [_] "ABSTAIN" from
      Fund's                    Income Fund's           voting with
      participation in          participation in        respect to the
      the Acquisition.          the Acquisition.        Acquisition.

   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                            CNL Income Fund IX, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund IX, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc.
("APF") for consideration in the form of APF's 7.0% callable notes, due     ,
2004, which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership Units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   -------------------------------------
Signature of Limited Partner     Date   Signature of Co-Owner (if any)   Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund IX, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
____________________________________   CNL Income Fund IX, Ltd.
Name:

                                                                     Part A

                            CNL Income Fund X, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund X, Ltd. (the "Income Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition.


  [_] "FOR" my             [_] "AGAINST" my        [_] "ABSTAIN" from
      Income Fund's            Income Fund's           voting with
      participation in         participation in        respect to the
      the Acquisition.         the Acquisition.        Acquisition.


   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

------------------------------------     ------------------------------------

Signature of Limited Partner    Date     Signature of Co-owner (if any)  Date

           MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)      NAME APPEARS ON THE MAILING LABEL,
                                         UNLESS YOUR NAME IS PRINTED
                                         INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                            CNL Income Fund X, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund X, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc.
("APF") for consideration in the form of APF's 7.0% callable notes, due     ,
2004, which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner     Date   Signature of Co-Owner (if any)      Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund X, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
______________________________________  CNL Income Fund X, Ltd.
Name:

                                                                     Part A

                            CNL Income Fund XI, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XI, Ltd. (the "Income Fund"), and certain amendments to the partnership agreement of the Income Fund. The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition and "FOR" the amendments to the partnership agreement.


  [_] "FOR" my             [_] "AGAINST" my        [_] "ABSTAIN" from
      Income Fund's            Income Fund's           voting with
      participation in         participation in        respect to the
      the Acquisition.         the Acquisition.        Acquisition.



  [_] "FOR" the            [_] "AGAINST" the       [_] "ABSTAIN" from
      amendments to            amendments to           voting with
      the partnership          the partnership         respect to the
      agreement.               agreement.              amendments to
                                                       the partnership
                                                       agreement.

   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

------------------------------------     --------------------------------------

Signature of Limited Partner    Date     Signature of Co-owner (if any)    Date

           MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)      NAME APPEARS ON THE MAILING LABEL,
                                         UNLESS YOUR NAME IS PRINTED
                                         INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                            CNL Income Fund XI, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XI, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc.
("APF") for consideration in the form of APF's 7.0% callable notes, due     ,
2004, which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner     Date   Signature of Co-Owner (if any)      Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR NAME
 (Includes name of the Partnership)     APPEARS ON THE MAILING LABEL, UNLESS
                                        YOUR NAME IS PRINTED INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund XI, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
______________________________________  CNL Income Fund XI, Ltd.
Name:

                                                                     Part A

                           CNL Income Fund XII, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XII, Ltd. (the "Income Fund"), and certain amendments to the partnership agreement of the Income Fund. The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition and "FOR" the amendments to the partnership agreement.


  [_] "FOR" my Income       [_] "AGAINST" my          [_] "ABSTAIN" from
      Fund's                     Income Fund's            voting with
      participation in           participation in         respect to the
      the Acquisition.           the Acquisition.         Acquisition.


  [_] "FOR" the             [_] "AGAINST" the         [_] "ABSTAIN" from
      amendments to the         amendments to the         voting with
      partnership               partnership               respect to the
      agreement.                agreement.                amendments to the
                                                          partnership
                                                          agreement.

   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------


Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date


            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                           CNL Income Fund XII, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XII, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of APF's 7.0% callable notes, due
    , 2004, which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner     Date   Signature of Co-Owner (if any)      Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR NAME
 (Includes name of the Partnership)     APPEARS ON THE MAILING LABEL, UNLESS
                                        YOUR NAME IS PRINTED INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund XII, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
______________________________________  CNL Income Fund XII, Ltd.
Name:

                                                                     Part A

                           CNL Income Fund XIII, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XIII, Ltd. (the "Income Fund"), and certain amendments to the partnership agreement of the Income Fund. The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition and "FOR" the amendments to the partnership agreement.


  [_]"FOR" my Income         [_]"AGAINST" my          [_]"ABSTAIN" from
     Fund's                     Income Fund's            voting with
     participation in           participation in         respect to the
     the Acquisition.           the Acquisition.         Acquisition.


  [_]"FOR" the               [_]"AGAINST" the         [_]"ABSTAIN"from
     amendments to the          amendments to the        voting with
     partnership                partnership              respect to the
     agreement.                 agreement.               amendments to the
                                                         partnership
                                                         agreement.


   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                           CNL Income Fund XIII, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XIII, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of APF's 7.0% callable notes, due
   , 2004 which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner     Date   Signature of Co-Owner (if any)      Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR NAME
 (Includes name of the Partnership)     APPEARS ON THE MAILING LABEL, UNLESS
                                        YOUR NAME IS PRINTED INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund XIII, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
____________________________________   CNL Income Fund XIII,
Name:                                   Ltd.

                                                                     Part A

                           CNL Income Fund XIV, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XIV, Ltd. (the "Income Fund"), and certain amendments to the partnership agreement of the Income Fund. The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition and "FOR" the amendments to the partnership agreement.


  [_] "FOR" my Income        [_] "AGAINST" my         [_] "ABSTAIN" from
      Fund's                     Income Fund's            voting with
      participation in           participation in         respect to the
      the Acquisition.           the Acquisition.         Acquisition.


  [_] "FOR" the              [_] "AGAINST" the        [_] "ABSTAIN" from
      amendments to the          amendments to the        voting with
      partnership                partnership              respect to the
      agreement.                 agreement.               amendments to the
                                                          partnership
                                                          agreement.


   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                           CNL Income Fund XIV, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XIV, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of APF's 7.0% callable notes, due
    , 2004, which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner     Date   Signature of Co-Owner (if any)      Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR NAME
 (Includes name of the Partnership)     APPEARS ON THE MAILING LABEL, UNLESS
                                        YOUR NAME IS PRINTED INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund XIV, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
____________________________________   CNL Income Fund XIV, Ltd.
Name:

                                                                     Part A

                            CNL Income Fund XV, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XV, Ltd. (the "Income Fund"), and certain amendments to the partnership agreement of the Income Fund. The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition and "FOR" the amendments to the partnership agreement.


  [_]"FOR" my Income         [_]"AGAINST" my          [_]"ABSTAIN" from
     Fund's                     Income Fund's            voting with
     participation in           participation in         respect to the
     the Acquisition.           the Acquisition.         Acquisition.


  [_]"FOR" the               [_]"AGAINST" the         [_]"ABSTAIN" from
     amendments to the          amendments to the        voting with
     partnership                partnership              respect to the
     agreement.                 agreement.               amendments to the
                                                         partnership
                                                         agreement.

   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                            CNL Income Fund XV, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XV, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc.
("APF") for consideration in the form of APF's 7.0% callable notes, due     ,
2004, which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership Units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner     Date     Signature of Co-Owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund XV, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
____________________________________   CNL Income Fund XV, Ltd.
Name:

                                                                     Part A

                           CNL Income Fund XVI, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XVI, Ltd. (the "Income Fund"), and certain amendments to the partnership agreement of the Income Fund. The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote "FOR" the Acquisition and "FOR" the amendments to the partnership agreement.


  [_]"FOR" my Income         [_]"AGAINST" my          [_]"ABSTAIN" from
     Fund's                     Income Fund's            voting with
     participation in           participation in         respect to the
     the Acquisition.           the Acquisition.         Acquisition.


  [_]"FOR" the               [_]"AGAINST" the         [_]"ABSTAIN" from
     amendments to the          amendments to the        voting with
     partnership                partnership              respect to the
     agreement.                 agreement.               amendments to the
                                                         partnership
                                                         agreement.

   This Consent Form must be completed and returned to the Income Fund in the
postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on    ,
1999 or, upon notice, such later date as may be selected by the general partners.

------------------------------------     ------------------------------------

Signature of Limited Partner    Date     Signature of Co-owner (if any)  Date

           MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)      NAME APPEARS ON THE MAILING LABEL,
                                         UNLESS YOUR NAME IS PRINTED
                                         INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                           CNL Income Fund XVI, Ltd.

                     7.0% CALLABLE NOTES ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this 7.0% Callable Notes Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XVI, Ltd. (the "Income Fund") participates in the Acquisition, to exchange his, her or its units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of APF's 7.0% callable notes, due
    , 2004, which are described in the Prospectus/Consent Solicitation as the "7.0% Callable Notes."

   The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the Prospectus/Consent Solicitation Statement.

   This 7.0% Callable Notes Election Form may be submitted at any time so that
it is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Income Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is
received at any time prior to     , 1999.

-------------------------------------     -------------------------------------
Signature of Limited Partner     Date     Signature of Co-Owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS 7.0% CALLABLE NOTES ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS 7.0% CALLABLE NOTES ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 290-6428.

                                                                     Part B

   This form appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M. Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund XVI, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signatures                                       Title                   Date
----------                                       -----                   ----
/s/                                    Limited Partner,                     , 1999
____________________________________   CNL Income Fund XVI, Ltd.
Name: